EXHIBIT 99.1

NASDAQ: FCTR RAYMOND JAMES 26th ANNUAL INSTITUTIONAL INVESTORS CONFERENCE Monday, March 7, 2005 The Right Strategy for Long-Term Growth

Presenting for First Charter... Robert E. James, Jr. President and Chief Executive Officer First Charter Bank

Forward Looking Statements This news release contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected results in connection with the implementation of our business plan and strategic initiatives are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

A Quick Look at First Charter 2004 in Review Our Strategy for Long-Term Growth 2005 and Beyond First Charter-A Compelling Investment Choice Agenda

Who is First Charter? Founded in 1888 Key Bank Acquisitions Bank of Union $147 million in assets / 1995 Carolina State Bank $133 million in assets / 1997 Home Federal Savings $1.03 billion in assets / 1998 Carolina First Bancshares $791.7 million in assets / 2000 Other Key Acquisitions 10-Insurance Agency Acquisitions since 1998 Southeastern Benefit Services (SEBS) in 2003

Who is First Charter? .....as of December 31, 2004 Assets: $4.4 Billion Deposits: $2.6 Billion 60 Banking & Insurance Offices 1,100 Employees Serving 151,000 Households Market Cap: $786.5 Million

Who is First Charter?

Our Growth Strategy is Working 2004 Achievements Total Revenue Up 7% Loan Growth Up 8% Deposit Growth Up 7% Strong Asset Quality 38% Increase in total shareholder return in 2004, inclusive of dividends

2004 Financial Highlights Earnings Totaled $42.4 Million or $1.40 per Diluted Share, compared to $14.1 Million, or $0.47 per Diluted Share, for 2003 Total Revenues Increased 11% to $47.1 Million, compared to the fourth quarter of 2003 Net Interest Income Increased 14% to $123.0 Million Non-Interest Income Decreased $3.0 Million, or 5%, to $60.9 Million Asset Quality Continued to Improve

Asset Quality Remains Sound 2004 2003 Past Dues 0.51% 1.04% Non-accrual Loans 0.57% 0.66% Nonperforming Assets 0.73% 0.96% Net Charge-Offs 0.28% 0.39% Allowance for Loan Losses as a % of loans 1.10% 1.14% Allowance for Loan Losses as a % of non-accrual loans 192% 172% ....as of year-end

A Balanced, Secured Loan Portfolio Commercial Loans 55% of Total Loans Retail Loans 45% of Total Loans 98% Secured $210M Average Loan Size 99% Secured $22M Average Loan Size Total Loans $ 2.44 billion Commercial Mortgage Commercial 9% Construction 14% Consumer 12% Home Equity 19% Residential Mortgage 14% ....as of December 31, 2004 32%

Deposit Growth and Changing Mix Total Deposits Increased $181.9 million or 7.5% Transactional accounts increased $86.7 million Time deposits increased $ 95.2 million Deposit mix

Key Components of Our Growth Strategy

Key Components Community Banking Model Vibrant Markets Large, Bureaucratic Competitors Organic Growth Exceptional Service Comprehensive Set of Products Convenience Controlled Market Expansion De Novo Branches Smart Acquisitions

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Exceptional Service Overall, how satisfied were you with the service that you received the last time you visited First Charter Bank? QUARTERLY CUSTOMER SURVEY Key Question: Very Satisfied Satisfied Somewhat Satisfied Dissatisfied Very Dissatisfied 83%

Delivering "Expect More" Service 4Q/01 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 72 74 75 79 83 80 80 82 81 80 83 82 83 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers

Why "Expect More" is Important Creates positive word-of-mouth advertising Word-of-mouth advertising attracts new customers Very satisfied customers are more likely to purchase additional services now and in the future Improves customer retention and leads to increased profitability over time

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Acquiring New Customers CHecking Account Marketing Program (CHAMP)

16332 19068 40995 38607 ....CHAMP Results as of December 31, 2004 Acquiring New Customers 2002 2003 Net Fee Revenue Per Account $203 2001 2004 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

91747 101249 Growing Core Households* 12/31/03 12/31/04 * A Core Household includes a Checking Account. 10% Increase

Increasing Cross-Sales Opportunities Strong Service Culture = Multiple Product Sales 12/31/04 Products Sold 47,239 16,320 2.9 Cross-Sell Ratio 12/31/04 New Core Retail HHs

De Novo & Replacement Branches

WATERSIDE CROSSING

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Meeting Financial Needs of Customers Insurance Services Brokerage Services Corporate & Private Asset Management Mortgage Services

Community Banking Model Results Customer Satisfaction First Charter Average: 83% Very Satisfied National Consumer Survey: 58% Very Satisfied* New Checking Accounts First Charter Average: 728 per branch in 2004 Typical Bank Average: 245 per branch, per year** New Core Households Growth of 10% Cross-Sell average of 2.9 * American Banker/Gallup 2004 Consumer Survey ** Haberfeld & Associates

2005 Focus Customer Acquisition Totally Free Retail and Business Checking Targeted Consumer Loan Marketing Campaigns Commercial Lending Small Business Loan Program Branch Expansion One De Novo, Three Replacement Branches Net Interest Margin Improvement Pricing Models Operating Efficiency Improvement Expense Management Initiatives

Why Consider First Charter?

Strong Investment Performance First Charter Corporation First Charter Corporation

Strong Investment Performance

Vibrant, Growing Markets Tremendous Growth Potential for Community Bank Model Top three banks have 82% market share First Charter has 4% market share Committed to Improved Performance Net Interest Margin Operating Efficiency Continued emphasis on Credit Quality An Excellent Opportunity

Long-Term Objectives Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise

Annual Guidance 2005 Earnings Per Share $1.50 - $1.55

Questions

Check our Website at www.firstcharter.com Listen to our Quarterly Conference Calls, Webcast at www.firstcharter.com Questions and Additional Inquiries Call 704-688-4473 or 704-688-4467 For Information About First Charter

NASDAQ: FCTR RAYMOND JAMES 26th ANNUAL INSTITUTIONAL INVESTORS CONFERENCE Monday, March 7, 2005 The Right Strategy for Long-Term Growth

Appendix

Common Shares Outstanding: 30,054,256 Average Trading Volume (Three Months): 47,863 Institutional Ownership: 19.97% Dividend and Yield: $0.76 @ 3.14% More About First Charter

Funding Sources Retail 64% of Total Funding Sources Wholesale 36% of Total Funding Sources Total Funding Sources $4.06 billion ....as of December 31, 2004 Wholesale Borrowings 36% Time Deposits 31% Savings & Money Market 15% DDA 18%

Investment Securities 2004 2004 2004 2003 2003 2003 (Dollars in thousands) Balance % Dur* Balance % Dur* US Treasuries $ 54,374 3 2.91 $ 60,273 4 2.84 Agencies 691,970 44 2.69 635,267 41 2.34 Mortgage Backed Securities 726,381 46 3.70 771,157 50 3.54 Municipals 115,380 7 1.84 73,087 5 2.78 Total Debt Securities $ 1,588,105 100 3.07 $ 1,539,784 100 2.98 *Weighted average duration in years

Annual Guidance 2005 Loan growth between 9% and 12% Total increase in loans between 18% and 20% Deposit growth between 8% and 10% NIM between 3.06% and 3.12% Noninterest income growth between 5% and 8% Stable Asset Quality

NASDAQ: FCTR RAYMOND JAMES 26th ANNUAL INSTITUTIONAL INVESTORS CONFERENCE Monday, March 7, 2005 The Right Strategy for Long-Term Growth